Exhibit 99.1

CORPORATE OVERVIEW Education and Training Through Innovation to Develop the Skills of the Future January 2018

This PowerPoint Slide Deck includes “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . Forward - looking statements provide our current expectations, opinion, belief or forecasts of future events and performance . A statement identified by the use of forward - looking words including “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward - looking statements . Such statements are based upon assumptions that in the future may prove not to have been accurate and are subject to significant risks and uncertainties . Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of ProBility Media Corp (“ ProBility ” . ) These risks and others are included from time to time in documents we file with the Securities and Exchange Commission (“SEC”), including but not limited to, our Form 10 - Ks, Form 10 - Qs and Form 8 - Ks . Other unknown or unpredictable factors also could have material adverse effects on our future results . Accordingly, you should not place undue reliance on these forward - looking statements . Although ProBility believes that the expectations reflected in such forward - looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release . You are cautioned that any forward - looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected . The forward - looking statements in this PowerPoint slide deck are made as of the date hereof . ProBility takes no obligation to update or correct its own forward - looking statements, except as required by law, or those prepared by third parties that are not paid for by ProBility . ProBility’s SEC filings are available at http : //www . sec . gov . The forward - looking statements also relate to the proposed purchase by the Company of all of the outstanding shares of Visyon , the consummation of which is subject to the execution and delivery of a definitive stock purchase agreement and the satisfaction of the closing conditions which will be contained therein . There can be no assurance that a definitive stock purchase agreement will be entered into, that the Visyon acquisition will be consummated upon the terms set forth in the parties' letter of intent, or otherwise, or that the anticipated benefits of the Visyon acquisition will ever be realized . In this PowerPoint slide deck, we may rely on and refer to information regarding our industry which comes from market research reports, analyst reports and other publicly available information, and we have not verified any of it . This PowerPoint slide deck does not constitute an offer to sell or the solicitation of an offer to buy any securities of ProBility , and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation, sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction . 2 Proprietary and Confidential Safe Harbor And Disclaimer i

• ProBility is disrupting the way education and training are traditionally delivered by replacing conventional methodologies with Immersive Virtual and Augmented Reality (VR/AR) Technologies • ProBility provides an end - to - end offering linking digital innovation with content IP and scalable platforms • ProBility is focusing in large global markets of corporate education and training, such as industrial and construction where technology is not currently pacing with growth (Oil & Gas, HVAC, Electricians, etc.) • ProBility is managed by a successful, experienced management team that has taken the Company from $1.5 million in revenue in 2015 to $18.4 million pro - forma 2017 • 15,000 corporate customers, over 40,000 total customers across multiple industries and geographies • 2018 Revenue estimate of over $30mln • Revenue target of $100M+ by 2021 • Gross Margin target of 70% • EBITDA Margin target of 30% Proprietary and Confidential 3 Immersive Technologies Digital Learning Compliance Solutions Why Invest in ProBility Media? Ticker: PBYA

4 Proprietary and Confidential ProBility Industry Focus EDUCATION and TRAINING Industrial Training Academia Environmental Science Certification HEALTHCARE Diagnostic & Planning Surgery Training Treatment & Rehabilitation ENTERTAINMENT Hospitality Leisure TECHNOLOGY SOLUTIONS AR overlay for multiple apps, including facility tours Live 360 video; remote classroom access Enables using traditional 2D training videos in VR

5 Proprietary and Confidential Evan M Levine Chairman And CEO CEO ADVENTRX Pharmaceuticals, Managing Partner and Portfolio Manager Brown Simpson Asset Management. Experienced Leadership Team Sr. Management owns 62% of common stock Noah Davis President & Chief Operating Officer Proven leadership of growth Companies, 10 years of experience in Online Businesses; Internet Marketing Expert. Steven Plumb Chief Financial Officer 30 years career in Financial Management; Serial Entrepreneur; Track record of successful M&A Transactions with Public companies. Pere Perez Head of Innovation (CEO Visyon ) 20 years leading technology companies in Europe. Managed international expansion of Tangozebra in preparation for selling company to Google. Founder of Visyon Doug Lynch, PhD Advisor USC Rossier ; Ed Innovator Michael Webber, PhD Advisor UT - Austin; Energy Institute Billy Smith Advisor Int’l Crane Executive

6 Proprietary and Confidential Large Global Market Opportunity TOTAL U.S. Employer - based formal training $177B TOTAL U.S VR Industry Revenue 2026 $40B TOTAL WORLDWIDE VR Revenue 2020 $37.7B Entertainment Education Media Medical & Healthcare High Tech Travel Arts VR usage in the next 2 years in primary industries 84.4% 74% 62.5% 60.4% 56.3% 54.2% 52.1% Dotted lines highlight sectors of focus for ProBility TOTAL WORLDWIDE Employer - based formal training $359B Greenlight Insights SuperData Research Feb - 17 Source: Yeti 2016 Bureau of Labor Statistics Bureau of Labor Statistics

7 Proprietary and Confidential • 40,000 customers (over 15,000 corporate), including many Fortune 500 companies and government agencies around the world • Well diversified across industries and geographies • Multiple touchpoints within corporate customers Established Relationships

8 Proprietary and Confidential VISYON Awards

9 Proprietary and Confidential Virtual Reality Augmented Reality Artificial Intelligence ProBility Media + VISYON Overview Immersive Technologies E - Learning Simulation Digital Learning PROBILITY FAMILY Certification Licensing Continuing Education Compliance Solutions Global Presence: Houston, Barcelona, London, Madrid, New York, Los Angeles, Ft. Lauderdale, Milan, Lisbon Combination of ProBility Media with VISYON provides a comprehensive set of immersive technologies, digital learning and compl ian ce solutions for global industrial customers and academic institutions VISYON FAMILY Note: Dotted lines reflect pending acquisitions

10 Proprietary and Confidential VISYON’s leadership in the successful implementation of innovative enterprise solutions through emerging technologies + ProBility’s extensive client portfolio in the educational and industrial training markets. Immersive Technology Platform AR/VR Training Immersive Technology Industrial Animations & Modeling Augmented and Virtual Reality Live 360º Video Conferencing VOD Interactive VR training platform Virtual Prototyping Dynamic Media 3D Animation/Modeling Technical Illustrations Video/Web Production 3D Printing • Focused use of emerging technologies for training • End - to - end offering that will bring together premium digital innovation services, content IP and scalable platforms • Innovative computer interfaces like VR/AR underpinned with Artificial Intelligence to drive disruption in traditional training methodologies

11 Proprietary and Confidential The first VR Streaming Platform enabling two way real time communication. • Two - way real time VR Streaming with ZERO LATENCY • Up to 9 users can join the same classroom and interact with each other • Multiple license options to cater to organizations of all sizes • Essential tool to use in Industrial Training, Healthcare and Education • Unique service without any comparable competitors Telepport.com Live 360º Video

12 Proprietary and Confidential The first fully interactive Video on Demand (VOD) platform across all devices: • Vroadcaster enables educators and trainers to live stream interactive courses in an immersive environment • Vroadcaster enables educators and trainers to use existing traditional videos (2D) in VR with minimal costs • Avoids fragmentation of VR initiatives and additional course enrolments • Analysis of numerous metrics to help understand and correct user behavior. • Full metrics provided help brands understand user behaviour in VR VROADCASTER Live & VOD Interactive VR Framework 1 Bespoke developments to meet any need or requirement if needed 2 Platform personalization to suit content and training requirements. 3 Project/Monthly/Annual license fees options and hosting charges.

13 Proprietary and Confidential Augmented Reality Toolkit to enable educators and trainers to create tailored AR Guides for their facilities. • Using indoor tracking and next generation AR to create effective tours • User/Student is able to configure tour/visit time and interests • Compatible with all AR platforms, Mobile, Tablet & Headsets • Voice recognition to fully enhance localised experience BUTLAR Augmented Reality Guide Toolkit Platform License Fee charged on a month/annual basis Bespoke Content Creation for AR Guides Mobile and Tablet Application Development Revenue Share Options for Premium Partners 1 2 3 4

14 Proprietary and Confidential Industrial Animation Benefits From Corporate Demand With a growing intellectual property library of over 200 animations, ProBility can turn current content into VR and AR offerings and expand subscription services to current clients. Virtual Prototyping 1 3D printing Custom solution 2 3

15 Proprietary and Confidential Well Developed Digital Learning Library With over 300 courses currently online, ProBility offers business and individual students the opportunity to learn and train everywhere. With over 10,000 students, our Digital Learning offerings include: Online Training Continuing education Digital simulation delivered through apps 1 2 3

16 Proprietary and Confidential Compliance Solutions From physical books to VR safety training, ProBility offers a wide range of solutions to enable companies to comply with the complex rules and regulations that govern the skilled and industrial trades. We offer: Provide Access to Core Customers Exam Preparation Codes and Standards Publication On - site training Hybrid training Proprietary published content with 200 titles 1 2 3 4 5

17 Proprietary and Confidential Key Steps in the Growth Strategy Invest in original AR/VR training courses for the existing Digital Learning fields of study Invest in the private label content, particularly with AR/VR product line - up Expand corporate sales and marketing team to support AR/VR service and product lines Expand partnerships with industry organizations Design international courses in English and Spanish Key Acquisition Criteria Framework reflects a disciplined approach of capital investment in the core areas of growth: DIGITAL LEARNING CONTENT provides in core industries KEY TECHNOLOGIES with proven teams TRAINING PROVIDERS with significant customers base and industry connections Target revenue range $3m - $10m 1 2 3 4 5 Organic Growth Acquired Growth

18 Proprietary and Confidential Financial Highlights and Projections Revenue Compliance Solutions Digital Training Immersive Technologies Total Revenue Y/Y Total Revenue Gross Profit Gross Margin % Adj. EBITDA, pro forma** Adj. EBITDA, pro forma % ~ $9.7mln ~ $3.9mln ~ $4.8mln ~$18.4mln ~450% ~ $8mln 43% ~$1.8mln 10% 2017E * ~$10mln - $15mln ~$10mln - $15mln ~$9mln - $10mln ~$30mln - $40mln ~100 - 150% ~$18 - $25mln 60 - 62% ~$3mln - $6mln 10 - 15% 2018E* * Annual results are calendar year pro forma based upon the results of operations had all acquisitions been completed on th e f irst day of the year, and the successful merger with Visyon . ** Adjusted EBITDA values reflect non - GAAP EBITDA value adjusted for non - cash equity compensation ($2.9M) and certain one - time i tems ($0.26M) 2021E* Targets $100mln+ 60 - 65% 65 - 70% 15 - 20%

19 Proprietary and Confidential PBYA Cap Table Cash Total Assets Payables Short term notes Long term notes Convertible notes payable Stockholders deficit Warrants Common shares OS: Basic Fully diluted $ 938,085 $ 5,529,468 $ 1,957,506 $ 2,974,016 $ 927,287 $ 2,400,000 $ (1,314,518) October 31, 2017* * unaudited pro forma balances include the short term debt of Visyon of approximately $1,200,000 and the effect of 2018 Q1 convertible notes financing ** as of the date of our most recent financing, which involved the issuance of warrants.. January 19, 2018** 5,177,249 54,231,284 76,226,509

20 Proprietary and Confidential 1517 San Jacinto Street Houston, TX 77002 713 652 3937 800 432 1885 evan@probilitymedia.com www.probilitymedia.com